UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – September 9, 2010

Farmers Capital Bank Corporation
(Exact name of registrant as specified in its charter)

Kentucky	0-14412	61-1017851
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 309 Frankfort, KY	40602
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (502) 227-1668

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.

Joseph C. Murphy has resigned effective October 1, 2010 as President, Chief Executive Officer and director of United Bank & Trust Company, Versailles, Kentucky (“United Bank”), a subsidiary of Farmers Capital Bank Corporation (“Farmers Capital”).

United Bank’s board of directors has appointed Lloyd C. Hillard, Jr. as interim President and Chief Executive Officer of United Bank to succeed Mr. Murphy, contingent upon United Bank receiving required regulatory approvals.  Mr. Hillard, the President and Chief Executive Officer of Farmers Capital, already serves as a director of United Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMERS CAPITAL BANK CORPORATION

Date: September 9, 2010	By: /s/ Lloyd C. Hillard, Jr.
Name: Lloyd C. Hillard, Jr.
Title: President and Chief Executive Officer